THE RBB FUND, INC.

Boston Partners Investment Funds

Boston Partners Emerging Markets Long/Short Fund (the “Fund”)

Institutional Class (BELSX)

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Supplement dated June 23, 2020

to the Prospectus and Statement of Additional Information, each dated February 28, 2020

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This supplement serves as notification of the following change:

At a recent meeting of the Board of Directors (“Board”) of The RBB Fund, Inc., the Board approved certain changes as described below:

1.	Change in the Name of the Fund

Effective as of July 1, 2020, the name of the Fund is being changed to the “Boston Partners Emerging Markets Dynamic Equity Fund”. In connection with the Fund's name change, the Fund has adopted a policy to invest, under normal circumstances, at least 80% of its net assets (including borrowings for investment purposes) in equity and equity-related securities (the “80% Policy”). The investment objective and the investment strategies of the Fund are not being changed in connection with the name change for the Fund and the current portfolio managers will continue to manage the Fund subject to the current investment objective and investment strategies that they employ with respect to their management of the Fund. Shareholders of the Fund will be provided with 60 days prior notice in the event that the Fund changes its current investment objective or the 80% Policy.

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Please retain this supplement for your reference.